UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): February 24, 2005


                              PATRON SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                    000-25675                  88-0346441
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
     of incorporation)                                       Identification No.)


                      500 NORTH MICHIGAN AVENUE, SUITE 300
                             CHICAGO, ILLINOIS 60611
                (Address of Principal Executive Offices/Zip Code)


                                 (312) 396-4031
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 2.01.        COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
ITEM 3.02.        UNREGISTERED SALES OF EQUITY SECURITIES.

         On February 24, 2005, Patron Systems, Inc. (the "Registrant") entered into a definitive Amended and Restated Supplemental Agreement pursuant to which ESC Acquisition, Inc., a wholly-owned subsidiary of the Registrant will merge with and into Entelagent Software Corp. ("Entelagent"), with Entelagent surviving the merger as a wholly-owned subsidiary of the Registrant. The Amended and Restated Supplemental Agreement amended and restated the Supplemental Agreement entered into by the parties on November 24, 2002. The only outstanding condition to closing the merger is obtaining formal approval of the merger by the outstanding shares of Entelagent, a majority of which have committed to vote in favor of the merger.

         In connection with the Entelagent merger, the Registrant will issue 3,000,000 shares of the Registrant's Common Stock ("Common Stock") in exchange for all of the outstanding shares of the capital stock of Entelagent. The Registrant has agreed to register the resale of the 3,000,000 shares of Common Stock issuable to the holders of the outstanding capital stock of Entelagent at such time as the Registrant next files a registration statement with the Securities and Exchange Commission ("SEC"). In addition, pursuant to the terms of the Amended and Restated Supplemental Agreement, the Registrant has also agreed to (i) issue to certain officers, directors, shareholders and creditors of Entelagent, in consideration of amounts owed by Entelagent to such parties, promissory notes in the aggregate principal amount of $2,600,000, with interest payable thereon at a rate of 8% per annum and maturing one year after the completion of the merger and (ii) repay $1,388,000 in outstanding liabilities of Entelagent from the net proceeds of the Bridge Financing described below.

         On February 25, 2005, pursuant to the filing of an Agreement and Plan of Merger, the Registrant's merger with LucidLine, Inc. ("LucidLine") became effective. The merger was consummated pursuant to a definitive Supplemental Agreement and the Agreement and Plan of Merger, entered into as of February 24, 2005, each among the Registrant, LL Acquisition I Corp., a wholly-owned subsidiary of the Registrant and LucidLine. Pursuant to the terms of the Supplemental Agreement and Agreement and Plan of Merger with LucidLine, LL Acquisition I Corp. merged with and into LucidLine, with LucidLine surviving the merger as a wholly-owned subsidiary of the Registrant. In connection with the LucidLine merger, the Registrant issued 4,400,000 shares of Common Stock and $200,000, in the aggregate, in exchange for the outstanding shares of the capital stock of LucidLine. The cash portion of the merger consideration was disbursed on February 28, 2005. The Registrant has agreed to register the resale of the shares of Common Stock issued to the holders of the outstanding capital stock of LucidLine at such time as the Registrant next files a registration statement with the SEC.

         On February 25, 2005, pursuant to the filing of an Agreement and Plan of Merger, the Registrant's merger with Complete Security Solutions, Inc. ("CSSI") became effective. The merger was consummated pursuant a definitive Supplemental Agreement and the Agreement and Plan of Merger, entered into as of February 24, 2005, each among the Registrant, CSSI Acquisition Co. I, Inc., a wholly-owned subsidiary of the Registrant and CSSI. Pursuant to the terms of the Supplemental Agreement and Agreement and Plan of Merger with CSSI, CSSI Acquisition Co. I, Inc. merged with and into CSSI, with CSSI surviving the merger as a wholly-owned subsidiary of the Registrant. In connection with the CSSI merger, the Registrant issued 7,500,000 shares of Common Stock in exchange for the outstanding


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shares of the common stock of CSSI,  and  subordinated  promissory  notes in the aggregate principal amount of $4,500,000 and warrants to purchase 2,250,000 shares of Common Stock in exchange for the outstanding shares of the preferred stock of CSSI. The warrants have a term of 5 years and an exercise price of $0.70 per share. The subordinated promissory notes and warrants were issued to Apex Investment Fund V, L.P., The Northwestern Mutual Life Insurance Company, and Advanced Equities Venture Partners I, L.P.

         The subordinated promissory notes issued to the holders of the outstanding preferred stock of CSSI have an initial term of 120 days, with the Registrant's option to extend the term for an additional 60 days, are interest free and automatically convert into the securities offered by the Company at the first closing of a subsequent financing for the Registrant, for such number of offered securities as could be purchased for the principal amount being converted. If the subordinated promissory notes are not paid in full on or before the extended maturity date, each noteholder will be issued a warrant entitling the holder to purchase 3.84 shares of Common Stock for each $1.00 of principal amount then outstanding. The warrants issuable in connection with the non-payment of the subordinated promissory notes may only be exercised by a holder's delivery of its subordinated promissory note in payment of the exercise price, the delivery of which will result in the full satisfaction of all amounts of principal and interest due and payable under such subordinated promissory note.

         The Registrant has agreed to register the resale of the 7,500,000 shares of Common Stock issued to the holders of the outstanding common stock of CSSI and the 2,250,000 shares of Common Stock issuable upon the exercise of the warrants issued to the holders of the outstanding preferred stock of CSSI at such time as the Registrant next files a registration statement with the SEC.

         Outstanding loans made by CSSI to the Registrant, Entelagent and LucidLine, in the aggregate of approximately $2,400,000 will be cancelled as a result of the three acquisitions described above, by virtue of the consolidation of the financial statements of all of such companies with the financial statements of the Registrant.

         On February 28, 2005, the Registrant completed a $3.5 million financing (the "Bridge Financing") through the issuance of (i) 10% Senior Convertible Promissory Notes and (ii) Warrants to purchase up to 1,750,000 shares of the Registrant's Common Stock. The Warrants have a term of 5 years and an exercise price of $0.70 per share. Prior to maturity, the Senior Convertible Promissory Notes may be converted into the securities offered by the Company at the first closing of a subsequent financing for the Registrant, for such number of offered securities as could be purchased for the principal amount being converted. The Senior Convertible Promissory Notes have an initial term of 120 days, with an option for the Registrant to extend the term for an additional 60 days, and pay interest at a rate of 10% per annum. Upon the extension of the maturity date of the Senior Convertible Promissory Notes, the interest payable thereunder will be increased to 12% per annum, and the Registrant will be required to issue warrants to purchase such number of shares of the Registrant's Common Stock equal to 1/2 of a share for each $1.00 of principal amount outstanding. The warrants issuable upon extension of the maturity date of the Senior Convertible Promissory notes will have a term of 5 years and an exercise price of $0.70 per share. In addition, if the Senior Convertible Promissory Notes are not paid in full on or before the extended maturity date, each noteholder will be issued a warrant entitling the holder to purchase 3.84 shares of the Registrant's Common Stock for each $1.00 of principal amount then outstanding. The warrants issuable in connection with the non-payment of the Senior Convertible Promissory Notes may only be exercised by a holder's delivery of its Senior Convertible Promissory Note in payment of the exercise price, the delivery of which will result in the full satisfaction of all amounts of principal and interest due and payable under such Senior Convertible Promissory Note. The Registrant has agreed to file with the SEC, no later than May 1, 2005, a registration statement for the resale of the restricted shares of its Common Stock issuable upon exercise of the Warrants.

         We  sold  these   securities  to  thirty-three   accredited   investors
introduced by Laidlaw & Company (UK) Ltd. ("Laidlaw").


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         Laidlaw  acted as  placement  agent in the  Bridge  Financing.  For its services as placement agent, the Registrant paid Laidlaw a cash fee of $420,000, including the reimbursement of costs, and issued to Laidlaw and/or its designees warrants to purchase up to 350,000 shares of the Registrant's Common Stock at an exercise price of $0.70 per share.

         Separate from the Bridge Financing, in connection with the receipt of corporate finance services relating to the Entelagent, LucidLine and CSSI mergers, the Registrant also paid Laidlaw & Company a cash fee of $300,000 and issued to Laidlaw and/or its designees warrants to purchase up to 300,000 shares of the Registrant's Common Stock at an exercise price of $0.70 per share.

         The Registrant also previously issued 1,500,000 shares of Common Stock to Frank Mazzola, an employee of Laidlaw, under the terms of Consulting Agreements dated June 4, 2004, August 8, 2004 and November 17, 2004, in consideration of advisory services provided to the registrant. The Registrant has agreed to register the resale of the 1,500,000 shares of Common Stock issued to Mr. Mazzola at such time as the Registrant next files a registration statement with the SEC.

         The Registrant has agreed to file with the SEC, no later than May 1, 2005, a registration statement for the resale of all of the restricted shares of its Common Stock issuable upon exercise of the warrants issued to Laidlaw & Company (UK) Ltd.

         The issuance and sale of the securities issued or issuable in connection with the Entelagent merger, the LucidLine merger, the CSSI merger and the Bridge Financing were exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Securities Act") pursuant to Section 4(2) of the Securities Act as transactions not involving any public offering.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On February 28, 2005, George Middlemas and Robert Cross were elected to the Registrant's Board of Directors to fill two of the vacant seats on the Registrant's Board.

         Mr. Middlemas is currently a managing general partner of Apex Investment Partners. He joined Apex in 1991 and focuses on telecommunications, information technology and software investments. From 1985 to 1991, Mr. Middlemas was a Senior Vice President and Principal of Inco Venture Capital Management. Prior to 1985, he was Vice President and a member of the investment commitment committee of Citicorp Venture Capital. He was instrumental in the founding of America Online and RSA Security. Mr. Middlemas serves or previously served on the Board of Directors at Bay Logics (acquired by WorkplaceIQ), CombineNet, Concord Communications, Inc., e.spire Communications, Inc., Data Critical Corporation (acquired by General Electric), I-Works, Inc. (acquired by DigitalWork), Online Resources & Communications, Inc., Security Dynamics
Technologies, Inc., Tut Systems, Inc., and VPNet Technologies, Inc. Mr. Middlemas holds a BA in history and political science from Pennsylvania State


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University, an MA in political science from the University of Pittsburgh,  and a an MBA from Harvard Business School. Mr. Middlemas was a common stockholder of CSSI.

         Mr. Cross has more than 20 years CEO-level experience in the development and marketing of information technologies, including secure systems for intelligence agencies and NATO markets. From 1984 through 2004, he was CEO of Cross Technologies, Inc., a business process outsourcing firm specializing in the structuring and commercialization of information technologies, including components and systems for secure markets and other sensitive applications. In addition, from 1993 through 1998, he was president and CEO of Nanophase Technologies Corp. (NANX), a NASDAQ-listed manufacturer of nanocrystalline materials for high-technology industrial applications. While at NANX, Mr. Cross built the company from a lab-scale experimental technology to a full-scale commercial operation, raised more than $20 million in private venture financing, and led a $40 million initial public offering through Donaldson, Lufkin and Jenrette. From 1984 through 1989, he was Chairman and CEO of Delta Data Systems Corp., a manufacturer of secure computers and peripherals for government intelligence agencies. Within one year, Mr. Cross rebuilt the company's product and marketing platforms and established the company in a position of profitability and industry leadership. In 1983-84, Mr. Cross led the financial turnaround of Control Video Corporation (predecessor to America Online) and facilitated a spin-off to the successor new venture (AOL). Previously, Mr. Cross was General Counsel of EDS (1968-69), where he established EDS's first venture into government markets (EDS Federal). In 1968-69 he was a member of the White House Transition Staff responsible for developing system-based methods for sub-cabinet-level recruiting following the Presidential election. Earlier, he was a corporate finance attorney with Winthrop Stimson Putnam & Roberts (now Pillsbury Winthrop). Mr. Cross holds NASD registrations (Series 7, 24 and 63) and DoD and Agency clearances (ISA, Top Secret). Mr. Cross is a business and law graduate of Washington University in St. Louis (BSBA and JD). He is a Marine Corps veteran, and is an active member of Business Executives for National Security, the Illinois Technology Development Alliance (Board), the Marine Corps Association, The University Club (New York), The Union League Club (Chicago), and Omicron Delta Kappa. Mr. Cross was a common stockholder of CSSI.

         On February 28, 2005, Mr. Cross was also appointed as the Registrant's Chief Executive Officer, Brett Newbold was appointed as the Registrant's President and Chief Technology Officer, Heidi Newton was appointed as the Registrant's Chief Financial Officer, J. William Hammon was appointed as the Registrant's Chief Marketing Officer and Al Hasan, Ph. D., was appointed as the Registrant's Executive Vice President.

         For more than eight years, and reporting directly to its Chairman, Mr. Larry Ellison, Mr. Newbold was Vice President/Research & Development, New Technologies for Oracle Corporation, where he held senior operating management responsibility for the selection, development and integration of all new technologies. Thereafter, Mr. Newbold was President & Chief Operating Officer of OpenText, market leader of collaboration and knowledge management software. During his two-year OpenText tenure, Mr. Newbold led the effort to achieve profitability within two quarters; tripled operating revenues; and, correspondingly, tripled its market capitalization from $210 to $630 million. Since 1999, Mr. Newbold served as an Executive Consultant to Kleiner Perkins Caufield & Byers and various software development companies. Mr. Newbold received his undergraduate education in physics at the University of Washington. Mr. Newbold is fluent in French and Spanish, and conversant in German, Italian and Japanese. The Registrant entered into an employment agreement with Mr. Newbold pursuant to which the registrant will employ Mr. Newbold as the Registrant's President and Chief Technology Officer for a term of one year, with renewing one-year terms until written notice of non-renewal is provided, with an annual salary of $190,000. Mr. Newbold is also eligible to receive a performance bonus of up to 50% of his annual salary.


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         Ms.  Newton  was the Vice  President  of  Finance  and Chief  Financial
Officer of IDK Enterprises, Inc. Since joining IDK Enterprises, Ms. Newton effectively reduced monthly operating expenses by over $1M annually and improved cash management. Prior to joining IDK Enterprises, Ms. Newton served as Chief Financial Officer for ENSCICON Corporation from 2000 to 2001. She also served as Chief Financial Officer for American Pharmaceutical Services ("APS") from 1995 to 2000. In both roles, Ms. Newton was responsible for reengineering and development of all areas of finance and administration with a focus on customer services. At APS, she was responsible for over 20 acquisitions and joint ventures, growing the business from $50 million to $330 million in five years. She worked extensively with both institutional and private investors to market companies and business segments. Ms. Newton holds a BS in Accounting from Azusa Pacific University and an MBA from California Polytechnic University. She is also a Certified Public Accountant. Ms. Newton is a former stockholder of CSSI.

         Prior to joining Entelagent, Mr Hammon was co-founder, President and Chief Operating Officer of ViewTech Corporation, specializing in two-way interactive videoconferencing, principally to Fortune 1000 companies together with various federal and state entities. Mr. Hammon led ViewTech to the achievement of a market leading position, shared senior responsibility for the Company's successful initial public offering and its subsequent merger and acquisition activities. A recognized leader in direct corporate and enterprise sales, Mr. Hammon has served in a number of national, operating senior sales positions with Electronic Data Systems (EDS), Automatic Data Processing (ADP), Tandem Computer, and PictureTel Corporation, Mr. Hammon received his undergraduate education in Business Administration at California State University in Los Angeles, California.

         Dr. Hasan has had a twenty-six year data and telecommunications industry career, including fourteen years with Tellabs, Inc., a leading global designer and manufacturer of voice and data telecommunications equipment. At Tellabs, Dr. Hasan was a Director and Vice President/Global Solutions & Services with senior responsibility for deployment and support of transport and switching equipment. Prior thereto, Dr. Hasan held senior management positions at Lexitron Corporation (Raytheon Data Systems), Westinghouse, and Videojet Systems, including positions in test engineering, sustaining engineering, and support services. Dr. Hasan has also held senior operating management positions with responsibilities for processes, tools, network service quality, customer service satisfaction, and human resources. Following his immigration to Chicago from Ramallah, and his undergraduate education, Dr. Hasan earned an M.B.A. and Ph.D. in Process Engineering and Organizational Behavior. Dr. Hasan has authored a number of publications, articles, and presentations all respecting Business Impact Analysis (BIA), Disaster Recovery Planning, Risk Mitigation, Threat and Vulnerability Assessment, and Risk Assessment Vulnerability analysis (RAVA). Dr. Hasan is a former shareholder of LucidLine. The Registrant entered into an employment agreement with Dr. Hasan pursuant to which the registrant will employ Dr. Hasan as the Registrant's Executive Vice President for a term of one year, with an annual salary of $150,000. Dr. Hasan is also eligible to receive a performance bonus of up to 50% of his annual salary.

         The press release announcing these transactions is furnished as Exhibit
99.1 to this report and is incorporated herein by reference.

ITEM 8.01         OTHER EVENTS

         As a result of the consummation of the Bridge Financing and the Registrant's acquisition of LucidLine and CSSI, as well as the pending acquisition of Entelagent, the Company has added Richard G. Beggs, John V. Bivona, Esq., Theodore V. Fowler and John R. Walter, as members of its Advisory Board. Mr. Fowler is also an officer of Laidlaw, the placement agent in connection with the Bridge Financing. The press release announcing the appointment of these new members to the Advisory Board,


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which  contains  more  detailed  biographical  information  on each of them,  is furnished as Exhibit 99.2 to this report and is incoporated herein by reference.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of business acquired.

                  It is impracticable at this time for the Registrant to provide the financial statements of the businesses acquired that are required to be included herein. The Registrant undertakes to file such required financial statements as soon as practicable, but in no event later than May 6, 2005.

         (b)      Pro forma Financial Information.

                  It is impracticable at this time for the Registrant to provide the pro forma financial information that is required to be included herein. The Registrant undertakes to file such required pro forma financial information as soon as practicable, but in no event later than May 6, 2005.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------

                  10.1 Amended and Restated Supplemental Agreement dated February 24, 2005, among Patron Systems, Inc., ESC Acquisition, Inc. and Entelagent Software Corp.

                  10.2 Supplemental Agreement dated February 24, 2005, among Patron Systems, Inc., LL Acquisition I Corp. and LucidLine, Inc.

                  10.3 Agreement and Plan of Merger dated February 24, 2005, among Patron Systems, Inc., LL Acquisition I Corp. and LucidLine, Inc.

                  10.4     Registration  Rights  Agreement  dated  February  24,
                           2005, among Patron Systems, Inc. and each of the former LucidLine, Inc. shareholders signatory thereto.

                  10.5 Supplemental Agreement dated February 24, 2005, among Patron Systems, Inc., CSSI Acquisition Co. I, Inc. and Complete Security Solutions, Inc.

                  10.6 Agreement and Plan of Merger dated February 24, 2005, among Patron Systems, Inc., CSSI Acquisition Co. I, Inc. and Complete Security Solutions, Inc.


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                  10.7     Registration  Rights  Agreement  dated  February  24,
                           2005, among Patron Systems, Inc. and each of the former Complete Security Solutions, Inc. stockholders signatory thereto.

                  10.8 Form of Subordinated Promissory Note issued to the former preferred stockholders of Complete Security Solutions, Inc.

                  10.9 Form of Common Stock Purchase Warrant issued by Patron Systems, Inc. in favor of the former preferred stockholders of Complete Security Solutions, Inc.

                  10.10 Form of Subscription Agreement dated February 28, 2005, among Patron Systems, Inc. and each of the investors in the Bridge Financing.

                  10.11    Registration  Rights  Agreement  dated  February  28,
                           2005, among Patron Systems, Inc. and each of the investors in the Bridge Financing.

                  10.12    Form of 10% Senior Convertible Promissory Note.

                  10.13 Form of Common Stock Purchase Warrant issued by Patron Systems, Inc. in favor of investors in the Bridge Financing.

                  10.14    Registration  Rights  Agreement  dated  February  28,
                           2005, among Patron Systems, Inc. and Laidlaw & Company (UK) Ltd.

                  10.15 Form of Common Stock Purchase Warrant issued by Patron Systems, Inc. in favor of Laidlaw & Company
                           (UK)  Ltd.  in  connection   with   placement   agent
                           services.

                  10.16 Form of Common Stock Purchase Warrant issued by Patron Systems, Inc. in favor of Laidlaw & Company
                           (UK)  Ltd.  in  connection   with  advisory services.

                  99.1 Press Release dated February 28, 2005, published by Patron Systems, Inc., announcing the Bridge Financing and the merger transactions.

                  99.2 Press Release dated February 28, 2005, published by Patron Systems, Inc., announcing the appointment of additional members to its Advisory Board.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PATRON SYSTEMS, INC.



Date:    March 2, 2005                  By:      /s/ Robert Cross
                                                 --------------------------
                                                 Robert Cross
                                                 Chief Executive Officer


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


                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

10.1 Amended and Restated Supplemental Agreement dated February 24, 2005, among Patron Systems, Inc., ESC Acquisition, Inc. and Entelagent Software Corp.

10.2 Supplemental Agreement dated February 24, 2005, among Patron Systems, Inc., LL Acquisition I Corp. and LucidLine, Inc.

10.3 Agreement and Plan of Merger dated February 24, 2005, among Patron Systems, Inc., LL Acquisition I Corp. and LucidLine, Inc.

10.4 Registration Rights Agreement dated February 24, 2005, among Patron Systems, Inc. and each of the former LucidLine, Inc. shareholders signatory thereto.

10.5 Supplemental Agreement dated February 24, 2005, among Patron Systems, Inc., CSSI Acquisition Co. I, Inc. and Complete Security Solutions, Inc.

10.6 Agreement and Plan of Merger dated February 24, 2005, among Patron Systems, Inc., CSSI Acquisition Co. I, Inc. and Complete Security Solutions, Inc.

10.7 Registration Rights Agreement dated February 24, 2005, among Patron Systems, Inc. and each of the former Complete Security Solutions, Inc. stockholders signatory thereto.

10.8 Form of Subordinated Promissory Note issued to the former preferred stockholders of Complete Security Solutions, Inc.

10.9 Form of Common Stock Purchase Warrant issued by Patron Systems, Inc. in favor of the former preferred stockholders of Complete Security Solutions, Inc.

10.10 Form of Subscription Agreement dated February 28, 2005, among Patron Systems, Inc. and each of the investors in the Bridge Financing.

10.11 Registration Rights Agreement dated February 28, 2005, among Patron Systems, Inc. and each of the investors in the Bridge Financing.

10.12             Form of 10% Senior Convertible Promissory Note.

10.13 Form of Common Stock Purchase Warrant issued by Patron Systems, Inc. in favor of investors in the Bridge Financing.

10.14 Registration Rights Agreement dated February 28, 2005, among Patron Systems, Inc. and Laidlaw & Company (UK) Ltd.

10.15 Form of Common Stock Purchase Warrant issued by Patron Systems, Inc. in favor of Laidlaw & Company (UK) Ltd. in connection with placement agent services.


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


10.16 Form of Common Stock Purchase Warrant issued by Patron Systems, Inc. in favor of Laidlaw & Company (UK) Ltd. in connection with advisory services.

99.1 Press Release dated February 28, 2005, published by Patron Systems, Inc., announcing the Bridge Financing and the merger transactions.

99.2              Press  Release  dated  February 28, 2005,  published by Patron
                  Systems,   Inc.,  announcing  the  appointment  of  additional
                  members to its Advisory Board.


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